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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

   Teledyne Technologies Incorporated - Public Offering Registration Statement

     Each of the undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint Stefan C. Riesenfeld, John T. Kuelbs and Melanie S. Cibik, or any one of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to execute, file and deliver a Registration Statement on Form S-1 (or other appropriate form), together with any and all exhibits and other documentation, with respect to a public offering of shares of TDY's Common Stock, par value $.01 per share (with such number of shares being such amount authorized by TDY's Board of Directors or any authorized Committee thereof), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or any of them or any substitute, may deem necessary or advisable to enable TDY to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement (including without limitation executing, filing and delivering any amendments to the Registration Statement, including any post-effective amendments effected pursuant to Rule 462), as fully to all intent and purposes as the undersigned might or could do in person; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them or any substitute, shall do or cause to be done by virtue hereof.

     Witness the due execution hereof as of June 1, 2000.


/s/ THOMAS A. CORCORAN                 Chairman and Director
------------------------------
Thomas A. Corcoran

/s/ ROBERT MEHRABIAN                   President and Chief Executive Officer
------------------------------         (Principal Executive Officer)
Robert Mehrabian                       and Director

/s/ ROBERT P. BOZZONE                  Director
------------------------------
Robert P. Bozzone

/s/ PAUL S. BRENTLINGER                Director
------------------------------
Paul S. Brentlinger

/s/ FRANK V. CAHOUET                   Director
------------------------------
Frank V. Cahouet

/s/ C. FRED FETTEROLF                  Director
------------------------------
C. Fred Fetterolf

/s/ CHARLES J. QUEENAN, JR.            Director
------------------------------
Charles J. Queenan, Jr.